Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent events	Subsequent events
On January 8, 2026, the Board approved a cash distribution of $0.13 per share for December 2025 for shareholders of record as of January 20, 2026. On February 9, 2026, the Board approved a cash distribution of $0.06 per share for January 2026 for shareholders of record as of February 20, 2026.

On February 9, 2026, the Company entered into a contract with 2020 Bulkers Ltd. to purchase an additional 4,200 shares in 2020 Bulkers Management for NOK1.1 million, which will be effective on April 1, 2026, for a total ownership of 54%.

In February 2026, in connection with the exercise of share options under the long-term incentive plan, the Company issued 100,000 common shares of par value $1.00 each at the exercise price of $6.76 per share.
On March 5, 2026, the Board approved a cash distribution of $0.06 per share for February 2026 for shareholders of record as of March 17, 2026.